                                                                   Exhibit 10(y)
                                AMENDMENT NO. 2
                                ---------------


          AMENDMENT NO. 2 dated as of December 30, 1996 to Revolving Credit and Term Loan Agreement dated as of October 31, 1995 (as the same was heretofore amended by an Amendment No. 1 dated as of April 30, 1996, the "Credit Agreement") by and among Guest Supply, Inc., Guest Packaging, Inc. and Breckenridge-Remy Co. (collectively, the "Borrower") and PNC Bank, National Association and First Union National Bank, formerly known as First Fidelity Bank, N.A. (each a "Lender" and collectively the "Lenders") and PNC Bank, National Association as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein and not defined herein are used herein as defined in the Credit Agreement.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in order to amend a certain financial covenant contained therein; and

          WHEREAS, the Lenders are willing to amend the Credit Agreement to reflect such change and make such other revisions as the Lenders deem appropriate and desirable.

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, the parties hereto agree as follows:

          1. All references to this "Agreement" shall refer to the Credit Agreement, as amended by Amendment No. 1 and this Amendment No. 2, and as the same may hereafter be amended, supplemented or otherwise modified from time to time.

          2.   As of the effective date hereof:

          (a)  Section 6.14 is hereby amended in its entirety as follows:

               "6.14 Cash Flow Test.  Permit the Cash Flow Test Ratio,
                     --------------
               applicable to each quarter of GSI independently (and not in relation to four consecutive quarters as had previously been the case) to be less than 1.00 at the quarter ending June 30, 1996; less than 1.40 at the quarter ending September 30, 1996, less than 1.50 at each quarter ending December 31, 1996
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               and March 31, 1997; thereafter, from the quarter ending June 30,
               1997 through the Maturity Date, not permit the Cash Flow Ratio Test to be less than 1.50 at the end of any period of four consecutive fiscal quarters of GSI; provided however, that the
                                                   ----------------
               Cash Flow Ratio Test shall not be applied at all to GSI's quarter ending March 31, 1996."

          3. In consideration of the Lenders' agreeing to enter into this Amendment No. 2, on or before the effective date hereof Borrower shall pay to the Agent for the benefit of and disbursement to the Lenders, an amendment fee of $3,500 of which $2,187.50 is payable to PNC and $1,312.50 is payable to First Union.

          4. In order to induce the Lenders to enter into this Amendment No. 2, the Borrower makes the following representations and warranties which shall survive the execution and delivery hereof:

               (a) All of the representations made by or on behalf of the Borrower in the Credit Agreement are true on and as of the date hereof;

               (b) This Amendment No. 2 has been duly authorized, executed and delivered by the Borrower;

               (c) Neither the execution and delivery of this Amendment No. 2 by the Borrower, nor consummation by the Borrower of the transactions herein contemplated, nor compliance by the Borrower with the terms, conditions and provisions hereof will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the Borrower's Certificate of Incorporation or By-Laws, (ii) any agreement or instrument to which the Borrower is now a party or by which the Borrower, or to which the property of the Borrower, is, or may be, bound, or constitute a default thereunder, or result thereunder in the creation or imposition of any security interest, mortgage, lien, charge or encumbrance or any nature whatsoever upon any of the properties or assets of the Borrower, or (iii) any judgment or order, writ, injunction or decree of any court; and
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               (d)  No action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment No. 2 by the Borrower.

          5. This Amendment No. 2 shall become effective upon receipt by the Agent on behalf of the Lenders of a fully executed original hereof.

          6. Except as expressly amended by this Amendment No. 2 all terms and provisions of the Credit Agreement, and all rights of the Lenders and all obligations of the Borrower thereunder shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the 30th day of December, 1996.

                                 BORROWERS:
                                 ---------


                                 QUEST SUPPLY, INC.


                                 By:  ____________________
                                       Name:     P. Xenis
                                       Title:    Vice President
                                                 of Finance

                                 GUEST PACKAGING, INC.


                                 By:  ____________________
                                       Name:     P. Xenis
                                       Title:    Vice President
                                                 of Finance

                                 BRECKENRIDGE-REMY CO.


                                 By:  ____________________
                                       Name:     P. Xenis
                                       Title:    Vice President
                                                 of Finance

                                 LENDERS:
                                 -------

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:  ____________________
                                       Name:     Kevin D. Drew
                                       Title:    Vice President

                                 FIRST UNION NATIONAL BANK FORMERLY KNOWN
                                 AS FIRST FIDELITY BANK, N.A.


                                 By:  ____________________
                                       Name:     James T. King
                                       Title:    Vice President

                                 AGENT:
                                 -----

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:  ____________________
                                       Name:     Kevin D. Drew
                                       Title:    Vice President